UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

LOGICBIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38707	47-1514975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, 2nd Floor Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 245-0399

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LOGC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

On October 18, 2021, LogicBio Therapeutics, Inc. (“LogicBio” or the “Company”) issued the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (the “SEC”) made by LogicBio under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On October 18, 2021, LogicBio announced early results from its Phase 1/2 SUNRISE clinical trial evaluating LB-001, the Company’s investigational, single-administration, genome editing therapy based on its proprietary GeneRide™ platform, in pediatric patients with methylmalonic acidemia (“MMA”). The early results showed measurable levels of albumin-2A, a technology-related biomarker indicating site-specific gene insertion and protein expression. Detection of albumin-2A is an indication that the Company has achieved the first ever in vivo genome editing in children.

The Company also announced that, following an evaluation of the safety data from the first two patients enrolled in the SUNRISE trial, the independent Data Safety Monitoring Board (“DSMB”) overseeing the trial recommended continuation of the SUNRISE trial without modification.

Per the FDA-cleared protocol, albumin-2A detection together with the DSMB continuation recommendation enables LogicBio to begin enrolling two patients in the higher dose (1 x 1014 vg/kg) cohort (with ages ranging three to twelve years old), and two patients in the lower age (six months to two years old) cohort at the lower dose (5 x 1013 vg/kg) of LB-001.

The Company remains on track to present additional interim data by the end of 2021.

Cautionary Note Regarding Forward-Looking Statements.

Statements in this Current Report on Form 8-K regarding LogicBio’s strategy, plans, prospects, expectations, beliefs, intentions and goals are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, including but not limited to statements regarding early clinical results and the significance and interpretation thereof; and the expected timing of announcing additional interim clinical data in the SUNRISE trial. The terms “indication,” “on track” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including the risk that existing preclinical and clinical data, including early clinical data from a trial, may not be predictive of the results of ongoing or later clinical trials; the risk that clinical trials may not be successful or may be discontinued or delayed for any reason; the potential direct or indirect impact of the COVID-19 pandemic on our business, operations, and the markets and communities in which we and our partners, collaborators and vendors operate; manufacturing risks; risks associated with management and key personnel changes and transitional periods; the actual funding required to develop and commercialize product candidates, including for safety, tolerability, enrollment, manufacturing or economic reasons; the timing and content of decisions made by regulatory authorities; the actual time it takes to initiate and complete preclinical and clinical studies; the competitive landscape; changes in the economic and financial conditions of LogicBio; and LogicBio’s ability to obtain, maintain and enforce patent and other intellectual property protection for LB-001 and any other product candidates. Other risks and uncertainties include those identified under the heading “Risk Factors” in LogicBio’s Annual Report on Form 10-K for the year ended December 31, 2020 and other filings that LogicBio may make with the U.S. Securities and Exchange Commission in the future. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and LogicBio does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release issued by LogicBio Therapeutics, Inc. on October 18, 2021.

104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2021	LOGICBIO THERAPEUTICS, INC.

	By:	/s/ Cecilia Jones
Name: Cecilia Jones
Title: Chief Financial Officer